EXHIBIT 99.3

The following form of voting Web site is being used in connection with voting by certain shareholders receiving their proxy materials via the Internet and employee-shareholders of the Registrant in connection with the Registrant’s 2009 Annual Meeting of Shareholders.

WEBSITE AVAILABLE TO SHAREHOLDERS AND EMPLOYEE

SHAREHOLDERS OF AMERICAN EXPRESS COMPANY RECEIVING

PROXY MATERIALS VIA THE INTERNET

Note: material within brackets indicates use of a hyperlink

•	Submit your proxy voting instructions
•	View electronic versions of proxy voting materials
•	Sign up to receive future shareholder materials via email
•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 or 14 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.
•	Email Notification recipients can find the control number next to the label Control Number.
•	Notice of Internet Availability of meeting materials. Your control number is located in the box indicated by the arrow.

Enter Control Number

[Submit]

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AMERICAN EXPRESS COMPANY	Control#

•	View our shareholder material by choosing the option below.

•	Request material be sent to you by email or hardcopy at no charge by choosing the option below.

•	Vote by choosing the option below or vote by phone at 1-800-690-6903

Links to 2009 Shareholder Material(s) [Proxy Materials]

Request Copy of Shareholder Materials	Vote Your Shares [Click Here]
[Click Here] (See Footnote 1 below)	(See Footnote 2 below)

[Learn more about Notice and Access] (See Footnote 3 below)

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You may need Adobe Acrobat to view the documents listed above.

Footnotes
Footnote 1

AMERICAN EXPRESS COMPANY	Control#

Fulfillment Request Service

Links to 2009 Shareholder Material(s)

[Proxy Materials]

If you wish to receive copies of meeting materials and voting forms*, please choose from one of the selections below.

(*voting forms are not available if the meeting date has passed)

m	Email Materials for this Meeting - Please send a full set of proxy materials related to this control number by email to the email address below.

m	Email Materials for this Meeting and Hard Copy for All Future Meetings* - Please send a full set of proxy materials related to this control number by email to the email address below and send a full set of proxy materials for all future meetings by mail to the same address as the Notice at no cost to me.

*PLEASE NOTE: If you currently receive proxy communications via email, you must also unenroll from that service using the Enroll/Maintain Electronic Delivery Preference link below.

Email Address:	Verify Email Address:

m	Hard Copy Materials for this Meeting - Please send a full set of proxy materials related to this control number by mail to the same address as the Notice at no cost to me.

m	Hard Copy Materials for this Meeting and All Future Meetings* - Please send a full set of proxy materials related to this control number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

*PLEASE NOTE: If you currently receive proxy communications via email, you must also unenroll from that service using the Enroll/Maintain Electronic Delivery Preference link below.

Enroll/Maintain Electronic Delivery Preference - If you wish to enroll to receive all future materials electronically or maintain an existing enrollment, please click here.

[Submit	Request] [Back to Shareholder Portal]

Footnote 2

AMERICAN EXPRESS COMPANY

200 Vesey Street

New York, New York 10285

2009 Annual Meeting of Shareholders

Monday, April 27, 2009 10:00 A.M. Eastern Time

Meeting for holders as of: 02/27/2009

Meeting Materials

[Proxy Materials]

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy statement. Scroll down for proxy instructions and voting.

To vote via telephone call 1-800-690-6903

PROXY BALLOT

AMERICAN EXPRESS COMPANY

Proxy Solicited on Behalf of the Board of Directors

for the Annual Meeting of Shareholders on Monday, April 27, 2009

The shareholder submitting this proxy (“shareholder”) hereby appoints Daniel T. Henry, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at the Company’s Greensboro Service Center, 7701 Airport Center

Drive, Greensboro, NC 27409, on Monday, April 27, 2009 at 10:00 A.M., Eastern Time, and at any adjournment(s) or postponement(s) of the Meeting, as indicated below with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting. The shareholder hereby revokes any proxies submitted previously.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions by Internet or by telephone.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on April 27, 2009

The American Express Company Proxy Statement and 2008 Annual Report to Shareholders are available at www.proxyvote.com.

Notice to employees participating in the American Express Retirement Savings Plan (“Amex RSP”) or the Employee Stock Ownership Plan of Amex Canada, Inc. (“ESOP”). These shares will be voted as you instruct if your proxy card, telephone, or Internet voting instructions are received on or before 11:59 P.M. Eastern Time, Wednesday, April 22, 2009, by Broadridge, which is acting on behalf of the Trustees of these Plans. If Broadridge does not receive your voting instructions by 11:59 P.M. Eastern Time, Wednesday, April 22, 2009, the Trustees of the Amex RSP and the ESOP will not vote these shares.

All other shares may be voted through 11:59 P.M. Eastern Time on Sunday April 26, 2009.

Recommendations of the Board of Directors:

Choose this option if you would like to vote your shares with the recommendations of the Board of

Directors. See below or refer to the proxy statement for details on the recommendations.

[Vote with the Board’s Recommendations]

	Proposal	Recommendations of the Board of Directors	Vote Options
1A	ELECTION OF DIRECTOR: D.F. AKERSON	For	m For	m Against	m Abstain
1B	ELECTION OF DIRECTOR: C. BARSHEFSKY	For	m For	m Against	m Abstain
1C	ELECTION OF DIRECTOR: U.M. BURNS	For	m For	m Against	m Abstain
1D	ELECTION OF DIRECTOR: K.I. CHENAULT	For	m For	m Against	m Abstain
1E	ELECTION OF DIRECTOR: P. CHERNIN	For	m For	m Against	m Abstain
1F	ELECTION OF DIRECTOR: J. LESCHLY	For	m For	m Against	m Abstain
1G	ELECTION OF DIRECTOR: R.C. LEVIN	For	m For	m Against	m Abstain
1H	ELECTION OF DIRECTOR: R.A. MCGINN	For	m For	m Against	m Abstain

1I	ELECTION OF DIRECTOR: E.D. MILLER	For	m For	m Against	m Abstain
1J	ELECTION OF DIRECTOR: S.S REINEMUND	For	m For	m Against	m Abstain
1K	ELECTION OF DIRECTOR: R.D. WALTER	For	m For	m Against	m Abstain
1L	ELECTION OF DIRECTOR: R.A. WILLIAMS	For	m For	m Against	m Abstain
02	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.	For	m For	m Against	m Abstain
03	ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.	For	m For	m Against	m Abstain
04	SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING FOR DIRECTORS.	Against	m For	m Against	m Abstain
05	SHAREHOLDER PROPOSAL RELATING TO THE CALLING OF SPECIAL SHAREHOLDER MEETINGS.	Against	m For	m Against	m Abstain

Comments or Address Changes:

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[SUBMIT]

(See Footnote 4)

[Reset]

Footnote 3

Definitions

In July 2007, the US Securities and Exchange Commission made modifications to shareholder material delivery rules. The Notice of Internet Availability has directed you to www.proxyvote.com, a site which provides electronic access to meeting-related materials (e.g., annual reports and proxy materials) instead of traditional hardcopy packages. This site gives you the ability to view these meeting-related materials over the Internet, vote your shares and order printed copies of these materials, if desired. There is no charge to the investor for access to, or use of ProxyVote. No personal information is captured and you do not need to provide anything more than your control number. We use 128 bit Secure Sockets Layer (SSL) encryption technology - the most widely used method of securing Internet privacy today - to protect the privacy and security of the information input into ProxyVote when you access this website and vote your shares.

Footnote 4

PROXY FINAL SUBMISSION

•	Please check all of the information below for accuracy.
•	If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.
•	If your votes have been reflected correctly click on Final Submission button below.

AMERICAN EXPRESS COMPANY

200 Vesey Street

New York, New York 10285

2009 Annual Meeting of Shareholders

Monday, April 27, 2009 10:00 A.M. Eastern Time

Meeting for holders as of: 02/27/2009

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy statement. Scroll down for proxy instructions and voting.

To vote via telephone call 1-800-690-6903

PROXY BALLOT

AMERICAN EXPRESS COMPANY

Proxy Solicited on Behalf of the Board of Directors

for the Annual Meeting of Shareholders on Monday, April 27, 2009

The shareholder submitting this proxy (“shareholder”) hereby appoints Daniel T. Henry, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at the Company’s Greensboro Service Center, 7701 Airport Center Drive, Greensboro, NC 27409, on Monday, April 27, 2009 at 10:00 A.M., Eastern Time, and at any

adjournment(s) or postponement(s) of the Meeting, as indicated below with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting. The shareholder hereby revokes any proxies submitted previously.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions by Internet or by telephone.

You elected to vote as recommended by the Board of Directors.

	Proposal	Recommendations of the Board of Directors	You Voted
1A	ELECTION OF DIRECTOR: D.F. AKERSON	For	For / Against / Abstain
1B	ELECTION OF DIRECTOR: C. BARSHEFSKY	For	For / Against / Abstain
1C	ELECTION OF DIRECTOR: U.M. BURNS	For	For / Against / Abstain
1D	ELECTION OF DIRECTOR: K.I. CHENAULT	For	For / Against / Abstain
1E	ELECTION OF DIRECTOR: P. CHERNIN	For	For / Against / Abstain
1F	ELECTION OF DIRECTOR: J. LESCHLY	For	For / Against / Abstain
1G	ELECTION OF DIRECTOR: R.C. LEVIN	For	For / Against / Abstain
1H	ELECTION OF DIRECTOR: R.A. MCGINN	For	For / Against / Abstain
1I	ELECTION OF DIRECTOR: E.D. MILLER	For	For / Against / Abstain
1J	ELECTION OF DIRECTOR: S.S REINEMUND	For	For / Against / Abstain
1K	ELECTION OF DIRECTOR: R.D. WALTER	For	For / Against / Abstain
1L	ELECTION OF DIRECTOR: R.A. WILLIAMS	For	For / Against / Abstain
02	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.	For	For / Against / Abstain
03	ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.	For	For / Against / Abstain
04	SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING FOR DIRECTORS.	Against	For / Against / Abstain
05	SHAREHOLDER PROPOSAL RELATING TO THE CALLING OF SPECIAL SHAREHOLDER MEETINGS.	Against	For / Against / Abstain

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

[Final Submission] [BACK]

(See Footnote 5)

Footnote 5

AMERICAN EXPRESS COMPANY

200 Vesey Street

New York, New York 10285

2009 Annual Meeting of Shareholders

Monday, April 27, 2009 10:00 A.M. Eastern Time

Meeting for holders as of: 02/27/2009

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Voting Instructions

AMERICAN EXPRESS COMPANY

Proxy Solicited on Behalf of the Board of Directors

for the Annual Meeting of Shareholders on Monday, April 27, 2009

The shareholder submitting this proxy (“shareholder”) hereby appoints Daniel T. Henry, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at the Company’s Greensboro Service Center, 7701 Airport Center Drive, Greensboro, NC 27409, on Monday, April 27, 2009 at 10:00 A.M., Eastern Time, and at any

adjournment(s) or postponement(s) of the Meeting, as indicated below with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting. The shareholder hereby revokes any proxies submitted previously.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions by Internet or by telephone.

You elected to vote as recommended by the Board of Directors.

	Proposal	Recommendations of the Board of Directors	You Voted
1A	ELECTION OF DIRECTOR: D.F. AKERSON	For	For / Against / Abstain
1B	ELECTION OF DIRECTOR: C. BARSHEFSKY	For	For / Against / Abstain
1C	ELECTION OF DIRECTOR: U.M. BURNS	For	For / Against / Abstain

1D	ELECTION OF DIRECTOR: K.I. CHENAULT	For	For / Against / Abstain
1E	ELECTION OF DIRECTOR: P. CHERNIN	For	For / Against / Abstain
1F	ELECTION OF DIRECTOR: J. LESCHLY	For	For / Against / Abstain
1G	ELECTION OF DIRECTOR: R.C. LEVIN	For	For / Against / Abstain
1H	ELECTION OF DIRECTOR: R.A. MCGINN	For	For / Against / Abstain
1I	ELECTION OF DIRECTOR: E.D. MILLER	For	For / Against / Abstain
1J	ELECTION OF DIRECTOR: S.S REINEMUND	For	For / Against / Abstain
1K	ELECTION OF DIRECTOR: R.D. WALTER	For	For / Against / Abstain
1L	ELECTION OF DIRECTOR: R.A. WILLIAMS	For	For / Against / Abstain
02	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.	For	For / Against / Abstain
03	ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.	For	For / Against / Abstain
04	SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING FOR DIRECTORS.	Against	For / Against / Abstain
05	SHAREHOLDER PROPOSAL RELATING TO THE CALLING OF SPECIAL SHAREHOLDER MEETINGS.	Against	For / Against / Abstain